UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Original Report (earliest event reported): May 9, 2006

APPLE REIT SEVEN, INC.

(Exact name of registrant as specified in its charter)

Virginia	333-125546	20-2879175
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

814 East Main Street, Richmond, VA	23219
(Address of principal executive offices)	(Zip Code)

(804) 344-8121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Apple REIT Seven, Inc. hereby amends Item 9.01 of its Current Report on Form 8-K dated May 9, 2006 and filed (by the required date) on May 12, 2006 for the purpose of filing certain financial statements and information. In accordance with Rule 12b-15 under the Securities Exchange Act of 1934, as amended, this Amendment No. 1 sets forth the complete text of the item as amended.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired: Bernardo Venture—San Diego Hilton Garden Inn.

(b)	Pro forma financial information.

The below pro forma financial information pertains to the hotel referred to in the financial statements (see (a) above) and to a separate group of recently purchased hotels.

Apple REIT Seven, Inc. (Unaudited)

Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2006	F-12
Notes to Pro Forma Condensed Consolidated Balance Sheet	F-14
Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 2005 and the three months ended March 31, 2006	F-15
Notes to Pro Forma Condensed Consolidated Statements of Operations	F-17

(c)	Shell company transactions.

Not Applicable.

(d)	Exhibits.

None.

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple REIT Seven, Inc.

By:	/s/ Glade M. Knight
Glade M. Knight, Chief Executive Officer

July 10, 2006

2

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors

Apple REIT Seven, Inc.

Richmond, Virginia:

We have audited the accompanying balance sheets of Bernardo Venture, a California General Partnership (the “Company”), as of December 31, 2005 and 2004, and the related statements of operations and partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. These standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States.

/s/ Keiter, Stephens, Hurst, Gary & Shreaves, P.C.

June 16, 2006

BERNARDO VENTURE

Balance Sheets

December 31, 2005 and 2004

	2005	2004
Assets

Investment in hotel, net	$20,674,536	$21,337,066
Cash	354,092	157,445
Escrow deposits	251,407	—
Accounts receivable	12,544	15,793
Other assets, net	158,601	221,029

Total assets	$21,451,180	$21,731,333

Liabilities and Partners' Capital

Liabilities:
Construction loan payable	$12,958,097	8,853,574
Accounts payable and accrued expenses	462,005	4,190,674

Total liabilities	13,420,102	13,044,248

Partners' capital:
Partners' capital	8,111,078	8,767,085
Syndication costs	(80,000)	(80,000)

Net partners' capital	8,031,078	8,687,085

Total liabilities and partners' capital	$21,451,180	$21,731,333

See accompanying notes to financial statements.

BERNARDO VENTURE

Statements of Operations and Partners’ Capital

Years Ended December 31, 2005 and 2004

	2005	2004
Revenues:
Rooms	$4,580,183	$29,386
Food and beverage	355,597	2,105

Total revenues	4,935,780	31,491

Operating expenses:
Rooms	1,389,935	29,116
Food and beverage	380,328	13,934
Depreciation and amortization	913,007	130,541
Real estate taxes and insurance	504,836	32,870
Property operation, maintenance and energy costs	486,863	36,668
Management fees	152,855	968
General and administrative	463,437	363,671

Total operating expenses	4,291,261	607,768

Operating income (loss)	644,519	(576,277)

Other expense:
Interest expense	(966,138)	—
Miscellaneous expense	(4,388)	(1,124)

Total other expense	(970,526)	(1,124)

Net loss	(326,007)	(577,401)

Partners' capital, beginning of year	8,767,085	9,344,486
Distributions to partners	(330,000)	—

Partners' capital, end of year	$8,111,078	$8,767,085

See accompanying notes to financial statements.

BERNARDO VENTURE

Statements of Cash Flows

Years Ended December 31, 2005 and 2004

	2005	2004
Cash flows from operating activities:
Net loss	$(326,007)	$(577,401)
Adjustments to reconcile net loss to net cash from operating activities:
Depreciation and amortization	913,007	130,541
Changes in operating assets and liabilities:
Accounts receivable	3,249	(15,793)
Other assets, net	2,932	(45,927)
Accounts payable and accrued expenses	417,757	(411,535)

Net cash provided by (used in) operating activities	1,010,938	(920,115)

Cash flows from investing activities:
Purchases of property and equipment	(4,337,407)	(10,897,451)

Cash flows from financing activities:
Proceeds from construction loan	4,227,171	8,853,574
Payments on construction loan	(122,648)	—
Distributions to partners	(330,000)	—

Net cash provided by financing activities	3,774,523	8,853,574

Net increase (decrease) in cash and cash equivalents	448,054	(2,963,992)

Cash, beginning of year	157,445	3,121,437

Cash, end of year	$605,499	$157,445

Supplemental disclosure of cash flow information:
Cash paid for interest	$187,153	$—

Noncash investing and financing transactions:
Hotel construction costs accrued	$—	$4,146,426

See accompanying notes to financial statements.

BERNARDO VENTURE

Notes to Financial Statements

1.	Summary of Significant Accounting Policies:

Description of Business: Bernardo Venture (the “Company”), a California General Partnership, was formed in 2003 to construct and manage a 200-room Hilton Garden Inn in San Diego, California. The hotel opened for business in late 2004.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment in Hotel: Investment in hotel is stated at cost. Major repairs and improvements are capitalized and normal maintenance and repairs are charged to expense as incurred. Depreciation is computed by the straight line method over the estimated useful lives of the related assets. Upon retirement or sale of an asset, the cost and accumulated depreciation are removed from the accounts and any gain or loss is reflected in operations.

Escrow Deposits: Escrow deposits are maintained under the control of the construction loan noteholder for the benefit of the Company.

Allowance for Doubtful Accounts: The Company uses the reserve method of accounting for doubtful accounts. The amount of doubtful accounts receivable was considered immaterial at 2005 and 2004, and no reserve was considered necessary.

Concentration of Credit Risks: The Company maintains its cash balances in multiple financial institutions and occasionally has cash balances in excess of federally insured limits.

Deferred Financing Costs: During 2003, the Company incurred $162,500 of costs for obtaining a construction loan. These costs have been capitalized and are being amortized over three years by a method that approximates the effective interest method. Accumulated amortization was $117,000 and $63,000 at December 31, 2005 and 2004, respectively. The total amortization of deferred financing costs was $54,000 for each of 2005 and 2004.

Impairment of Long-Lived Assets: The Company reviews the carrying value of its tangible and intangible assets whenever significant events or changes in circumstances occur that might impair the recovery of these costs. Recovery is evaluated by measuring the carrying value of the assets against the associated future estimated undiscounted cash flows.

BERNARDO VENTURE

Notes to Financial Statements

1.	Summary of Significant Accounting Policies, Continued:

Revenue Recognition: Room revenue represents revenue derived from the rental of rooms. Revenues are recognized as room stays occur.

Advertising and Promotion Costs: Advertising and promotion costs are charged to operations as incurred and amounted to $259,000 and $1,200 for 2005 and 2004, respectively.

Income Taxes: No provision for federal or state income taxes has been included in the financial statements since taxable income or loss of the Company is required to be reported by the partners on their income tax returns.

2.	Investment in Hotel:

Investment in hotel at year-end consisted of:

	2005	2004
Land	$4,340,840	$4,340,840
Buildings and improvements	14,744,059	14,566,607
Furnishings and equipment	2,514,193	2,500,664

At cost	21,599,092	21,408,111
Less accumulated depreciation	(924,556)	(71,045)

Investment in hotel, net	$20,674,536	$21,337,066

Depreciation expense totaled $853,511 and $71,045 for 2005 and 2004, respectively.

3.	Construction Loan Payable:

In October 2003, the Company entered into a three-year construction loan agreement providing for funds of up to $13,000,000, the proceeds of which were used to construct and furnish the hotel. The loan is collateralized by a deed of trust on the hotel property. Interest accrued on the loan at the greater of 6.5% or a variable rate of LIBOR plus 4.75%, and was payable monthly in arrears from December 1, 2003 through May 1, 2005. Effective June 1, 2005 interest was payable, along with principal (based on a 20-year amortization schedule). The agreement provides for a one-year extension of the loan to October 31, 2007, upon payment of a 1% fee and meeting certain financial covenants, and also provides for a payment of a $162,000 exit fee if the loan is prepaid.

The outstanding balance of the loan at year-end was $12,958,097 for 2005 and $8,853,574 for 2004. Total interest cost incurred on the loan was $966,138 for 2005, all of which was charged to expense, and $288,102 for 2004, all of which was capitalized as part of the investment in hotel.

BERNARDO VENTURE

Notes to Financial Statements

4.	Partners’ Capital and Allocations:

The Company has two General Partners, IWF Bernardo Investors, LP (“IWF”) and RBCA Partners, Limited (“RBCA”). RBCA was credited with $1,676,000 to its capital account for certain actions taken by its affiliates in obtaining permits and for financing pre-development expenses. In 2003, the Company recorded a corresponding charge to construction in progress for the $1,676,000. IWF was also credited with $150,000 to its capital account for a deferred fee, with a corresponding charge to construction in progress. The credits to the capital accounts of the General Partners were made pursuant to the provisions of the partnership agreement and represent the conclusion of the General Partners that such amounts are at fair value.

Profits and losses are allocated to partners in accordance with their percentage interests, as defined in the partnership agreement. Distributions of cash from operations are allocated in accordance with each partner’s percentage interest. Distributions from capital transactions are in proportion to each partners’ invested capital, then in accordance with their percentage interests.

5.	Related Party Transactions:

The Company paid management and accounting fees totaling $117,500 and $1,600 during 2005 and 2004 to Presidian Destinations, Ltd. (“Presidian”), a related entity. The Company also paid asset management fees totaling $51,000 during 2005 and $300 during 2004 to Invest West Financial Corporation, Inc. (“IWFC”), a related entity.

During 2005, the Company paid an affiliated entity, pursuant to an agreement entered into at the Company’s inception, development fees totaling $684,294. These amounts were capitalized as part of the investment in hotel.

6.	Franchise Agreement:

The Company currently operates under a franchise agreement with Hilton Inns, Inc. (“Hilton”). Under the terms of the agreement, the Company makes monthly payments to Hilton for royalty and advertising payments of 3% and 4%, respectively, of gross room revenues. Franchise fees and costs charged to expense related to Hilton were $329,000 during 2005 and $1,700 during 2004.

An initial franchise fee of $82,500 was paid to Hilton in 2003, and is being amortized over 15 years. Accumulated amortization was $12,366 and $6,870 at December 31, 2005 and 2004, respectively, and $5,496 was expensed for each of 2005 and 2004.

BERNARDO VENTURE

Notes to Financial Statements

7.	Buy-Sell Agreement:

The partnership agreement contains a buy-sell provision by which either partner may offer to acquire the other's interest for a price, as adjusted for certain items as described in the agreement. The offeree has the right to purchase the offeror's interest for the price offered, or to accept the offer to sell.

The Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 150, Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity (the “Standard”) in May 2003. The Standard establishes the accounting guidance related to how an issuer of certain financial instruments with characteristics of both liabilities and equity classifies and measures such instruments. Under the Standard, the Company’s partners’ capital subject to a buy-sell agreement may be required to be reclassified as liabilities and related distributions would be reported as a financing expense. The provisions of the Standard for the Company, as a non-public entity, are presently deferred indefinitely.

8.	Guarantees:

Financial Accounting Standards Board Interpretation No. 45, Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others (“FIN 45”), expands on the accounting and disclosure requirements under prior accounting standards. It requires the disclosures of certain guarantees and clarifies that a guarantor is required to recognize, at the inception of a guarantee, a liability for the fair value of certain types of guarantee obligations.

Under the partnership agreement, the Company has certain obligations to indemnify its partners for certain events or occurrences. The maximum liability under these obligations is unlimited; however, the Company’s insurance policies serve to limit its exposure. The Company believes that the estimated fair value of these indemnification obligations is minimal.

9.	Subsequent Event:

On March 9, 2006, the Company entered into an agreement with Apple Seven Hospitality Ownership, Inc. to sell substantially all of the Company’s assets for a gross purchase price of $34.5 million. The sale closed on May 9, 2006.

Bernardo Venture

Balance Sheet (Unaudited)

	As of March 31, 2006	As of December 31, 2005
Assets
Investment in hotel, net	$20,434,842	$20,674,536
Cash	533,717	354,092
Escrow deposits	208,843	251,407
Accounts receivable	33,545	12,544
Other assets, net	244,050	158,601

Total assets	$21,454,997	$21,451,180

Liabilities and Partners’ Capital
Liabilities:
Construction loan payable	$12,893,930	$12,958,097
Accounts payable and accrued expenses	473,180	462,005

Total liabilities	13,367,110	13,420,102

Partners’ capital	8,087,887	8,031,078

Total liabilities and partners’ capital	$21,454,997	$21,451,180

See also the audited financial statements included herein.

Bernardo Venture

Statement of Operations (Unaudited)

For the Three Months Ended March 31, 2006 and 2005

	Three months ended March 31, 2006	Three months ended March 31, 2005
Revenues:
Rooms	$1,429,190	$787,305
Food and beverage	181,863	92,847

Total revenues	1,611,053	880,152

Operating expenses:
Rooms	436,468	282,766
Food and beverage	139,056	123,480
Depreciation and amortization	229,202	178,758
Real estate taxes and insurance	138,309	105,165
Property operation, maintenance and energy costs	126,427	100,351
Management fees	48,230	26,404
General and administrative	142,172	117,665

Total operating expenses	1,259,864	934,589

Operating income (loss)	351,189	(54,437)

Interest expense	294,380	145,628

Net income (loss)	$56,809	$(200,065)

See also the audited financial statements included herein.

Bernardo Venture

Statement of Cash Flows (Unaudited)

For the Three Months Ended March 31, 2006 and 2005

	Three months ended March 31, 2006	Three months ended March 31, 2005
Cash flows from operating activities:
Net income (loss)	$56,809	$(200,065)
Adjustments to reconcile net income (loss) to net cash from operating activities:
Depreciation and amortization	229,202	178,758
Changes in operating assets and liabilities:
Accounts receivable	(21,001)	(18,832)
Other assets, net	91,014	(16,582)
Accounts payable and accrued expenses	(89,776)	287,994

Net cash provided by operating activities	266,248	231,273

Cash flows from investing activities:
Purchases of property and equipment	(65,020)	(19,664)

Cash flows from financing activities:
Principal payments on construction loan	(64,167)	—

Net increase in cash balances	137,061	211,609

Cash, beginning of period	605,499	157,445

Cash, end of period	$742,560	$369,054

See also the audited financial statements included herein.

Apple REIT Seven, Inc.

Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2006 (unaudited)

(in thousands)

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Apple REIT Seven, Inc. (AR7) gives effect to the following acquisitions:

Franchise	Location	Gross Purchase Price (millions)	Acquisition Date
Residence Inn	Houston, TX	$13.6	April 27,2006
Hilton Garden Inn	San Diego, CA	34.5	May 9, 2006
Courtyard	Brownsville, TX	8.6	June 19, 2006

Total		$56.7

This pro forma Balance Sheet also assumes all of the hotels had been leased to our wholly owned taxable REIT subsidiaries pursuant to master hotel lease arrangements. The hotels acquired will be managed by an affiliate of Inn Ventures, Inc. (San Diego, CA) or Western International, Inc. (Houston and Brownsville, TX) under separate management agreements.

Such pro forma information is based in part upon the historical Consolidated Balance Sheet of AR7 and the historical balance sheets of the hotels.

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of AR7 is not necessarily indicative of what the actual financial position would have been assuming such transactions had been completed as of March 31, 2006, nor does it purport to represent the future financial position of AR7.

The unaudited Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with, and is qualified in its entirety by, the historical balance sheets of the acquired hotels included in this document.

Balance Sheet as of March 31, 2006 (unaudited)

(In thousands, except share data)

	Company Historical Balance Sheet	West Houston, Texas - Marriott Residence Inn Hotel	Bernardo Venture	Brownsville, Texas - Courtyard by Marriott Hotel	Pro forma Adjustments		Total Pro forma
ASSETS
Investment in hotel properties, net	$—	$12,451	$20,435	$5,856	$58,226	(A)	$58,226
					(38,742	)(B)
Cash and cash equivalents	57,050	163	534	545	(1,242	)(C)	2,000
					(55,050	)(F)
Restricted cash - escrow deposits	—	—	209	—	(209	)(C)	—
Other assets	53	53	277	44	(286	)(C)	141

Total Assets	$57,103	$12,667	$21,455	$6,445	$(37,303)		$60,367

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Note payable - secured	$—	$10,538	$12,894	$5,561	$(28,993	)(D)	$—
Accounts payable and accrued costs	356	1,268	473	878	(2,584	)(D)	391

Total liabilities	356	11,806	13,367	6,439	(31,577)		391

Shareholders’ equity	—	861	8,088	6	(8,955	)(E)	—
Preferred stock, authorized 15,000,000 shares	—	—	—	—	—		—
Series A preferred shares, no par value, authorized 200,000,000 shares	—	—	—	—	—		—
Series B preferred convertible stock, no par value, authorized 240,000 shares	24	—	—	—	—		24
Common stock, no par value, authorized 200,000,000 shares	56,765	—	—	—	3,229	(F)	59,994
Retained deficit	(42)	—	—	—	—		(42)

Total shareholders’ equity	56,747	861	8,088	6	(5,726)		59,976

Total liabilities and shareholders’ equity	$57,103	$12,667	$21,455	$6,445	$(37,303)		$60,367

Notes to Pro Forma Condensed Consolidated Balance Sheet (unaudited)

(A)	The total purchase price for the three hotel properties purchased consists of the following:

(In thousands)	West Houston, Texas - Marriott Residence Inn Hotel	Bernardo Venture	Brownsville, Texas - Courtyard by Marriott Hotel	Total
Purchase price per contract	$13,600	$34,500	$8,550	$56,650
Other closing costs	25	45	57	127
Other capitalized costs incurred	130	95	91	316
Acquisition fee payable to Apple Suites Realty Group (2% of purchase price per contract)	272	690	171	1,133

Investment in hotel properties	14,027	35,330	8,869	58,226	(A)

Net other assets/(liabilities) assumed	10	50	(7)	53

Total purchase price	$14,037	$35,380	$8,862	58,279

Less: Cash on hand at March 31, 2006 to fund acquisitions				(57,050)
Plus: Working capital requirements				2,000

Equity proceeds needed for acquisitions and working capital				$3,229	(F)

(B)	Represents elimination of historical net carrying value of real estate under prior owner.
(C)	Represents elimination of assets associated with prior owner, net of assets assumed.
(D)	Represents elimination of liabilities associated with prior owner, net of liabilities assumed.
(E)	Represents elimination of shareholders’ equity associated with the prior owner.
(F)	Represents the reduction of cash and cash equivalents by the amount required to fund the three acquisitions and issuance of additional shares.

Apple REIT Seven, Inc.

Pro Forma Condensed Consolidated Statements of Operations (unaudited)

For the year ended December 31, 2005 and the three month period ended March 31, 2006

(in thousands)

The following unaudited Pro Forma Condensed Consolidated Statements of Operations of Apple REIT Seven, Inc. (AR7) give effect to the following acquisitions:

Franchise	Location	Gross Purchase Price (millions)	Acquisition Date
Residence Inn	Houston, TX	$13.6	April 27,2006
Hilton Garden Inn	San Diego, CA	34.5	May 9, 2006
Courtyard	Brownsville, TX	8.6	June 19, 2006

Total		$56.7

These pro forma Statements of Operations also assume all of the hotels had been leased to our wholly owned taxable REIT subsidiaries pursuant to master hotel lease arrangements. The hotels acquired will be managed by an affiliate of Inn Ventures, Inc. (San Diego, CA) or Western International, Inc. (Houston and Brownsville, TX) under separate management agreements.

Such pro forma information is based in part upon the historical Consolidated Statements of Operations of AR7 and the historical Statements of Operations of the hotels.

The following unaudited Pro Forma Condensed Consolidated Statements of Operations of AR7 is not necessarily indicative of what the actual financial results would have been assuming such transactions had been completed as of January 1, 2005, nor does it purport to represent the future financial results of AR7.

The unaudited Pro Forma Condensed Consolidated Statements of Operations should be read in conjunction with, and is qualified in its entirety by, the historical Statements of Operations of the acquired hotels included in this document.

For the year ended December 31, 2005 (unaudited)

(In thousands, except per share data)	Company Historical Statement of Operations (A)	West Houston, Texas - Marriott Residence Inn Hotel (A)	Bernardo Venture (A)	Brownsville, Texas - Courtyard by Marriott Hotel (A)	Pro forma Adjustments		Total Pro forma
Revenue:
Room revenue	$—	$—	$4,580	$—	$—		$4,580
Other operating revenue	—	—	356	—	—		356

Total revenue	—	—	4,936	—	—		4,936

Expenses
Operating expenses	—	—	2,257	—	—		2,257
General and administrative	40	3	468	—	357	(B)	868

Management fees	—	—	153	—	—		153
Taxes, insurance and other	—	—	505	—	—		505
Depreciation of real estate owned	—	—	913	—	(913	)(C)	937
					937	(D)
Interest, net	13	—	966	(3)	(1,036	)(E)	(60)

Total expenses	53	3	5,262	(3)	(655)		4,660
Gain on sale of land	—	93	—	—	(93	)(H)	—
Income tax expense	—	—	—	—	—	(G)	—

Net income (loss)	$(53)	$90	$(326)	$3	$562		$276

Income (loss) per common share:
Basic and diluted	$(5,251)						$0.07

Basic and diluted weighted average common shares outstanding (000s)	—				4,045	(F)	4,045

For the three months ended March 31, 2006 (unaudited)

(In thousands, except per share data)

	Company Historical Statement of Operations (A)	West Houston, Texas - Marriott Residence Inn Hotel (A)	Bernardo Venture (A)	Brownsville, Texas - Courtyard by Marriott Hotel (A)	Pro forma Adjustments		Total Pro forma
Revenue:
Room revenue	$—	$—	$1,429	$—	$—		$1,429
Other operating revenue	—	—	182	—	—		182

Total revenue	—	—	1,611	—	—		1,611

Expenses
Operating expenses	—	—	702	—	—		702
General and administrative	65	—	142	—	35	(B)	242
Management fees	—	—	48	—	—		48
Taxes, insurance and other	—	—	138	—	—		138
Depreciation and amortization	—	—	229	—	(229	)(C)	234
					234	(D)
Interest, net	(76)	—	294	(3)	(226	)(E)	(11)

Total expenses	(11)	—	1,553	(3)	(186)		1,353

Income tax expense	—	—	—	—	—	(G)	—

Net income	$11	$—	$58	$3	$186		$258

Income (loss) per common share:
Basic and diluted	$0.01						$0.06

Basic and diluted weighted average common shares outstanding (000s)	955				3,090	(F)	4,045

Notes to Pro Forma Condensed Consolidated Statements of Operations (unaudited):

(A)	Represents results of operations for the hotels on a pro forma basis as if the hotels were owned by the Company at January 1, 2005 and for the respective periods prior to acquisition by the Company in 2006. The Company was initially formed on May 20, 2005, and had no operations before that date. In addition, the Houston, Texas hotel and the Brownsville, Texas hotel did not open until April 27, 2006 and June 6, 2006, respectively, and therefore had limited historical operational activity before those dates.
(B)	Represents administrative and other costs associated with being a public company and owning additional properties, including the advisory fee, accounting and legal expenses.
(C)	Represents elimination of historical depreciation and amortization expense of the acquired properties.
(D)	Represents the depreciation on the hotels acquired based on the purchase price allocation to depreciable property and the dates the hotels began operation. The weighted average lives of the depreciable assets are 39 years for building and seven years for furniture, fixtures and equipment (FF&E). These estimated useful lives are based on management’s knowledge of the properties and the hotel industry in general.
(E)	Interest expense related to prior owner’s debt, which was not assumed, has been eliminated. Interest income recorded relates only to working capital balances.
(F)	Represents the weighted average number of shares required to be issued to generate the purchase price of each hotel. The calculation assumes all properties were acquired on the later of January 1, 2005 or the date the hotel opened.
(G)	Estimated income tax expense of our wholly owned taxable REIT subsidiaries is zero based on the contractual agreements put in place between the Company and our lessees, based on a combined tax rate of 40% of taxable income. Based on the terms of the lease agreements our taxable subsidiaries would have incurred a loss during these periods. No operating loss benefit has been recorded as realization is not certain.
(H)	Gain on sale of land was eliminated as this land was not part of the purchase contract.